Power of Attorney

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Maria T. Kraus, Mark L. Weinstein or Ted I. Kaminer his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any Form 3, Form 4, Form 5, Schedule 13G or Schedule
13D relating to beneficial ownership and changes in beneficial ownership of equity securities of Bio-Imaging Technologies, Inc. (the "Company"), and any
amendment thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and submit copies thereof to any securities exchange or automated quotation system and to the Company, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or his, her or their substitutes, may lawfully do or cause to be done by virtue hereof.
This power-of-attorney shall expire at such time as the undersigned ceases to be subject to filing requirements under Section 13(d), 13(g), or 16(a) under the
Securities Exchange Act of 1934, as amended, with respect to the Company.

	IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of August, 2007.


						/s/ David Pitler
                                                Name: David Pitler

In the Presence of:

Stephanie Later

State OF PA)
				:	ss.:
COUNTY OF Bucks)



	BE IT REMEMBERED that on the 27th day of August, 2007, before me, the subscriber, personally appeared David Pitler who, I am satisfied, is the person named in and who executed the within instrument, and thereupon acknowledged that he signed, sealed and delivered the same as his free act and deed, for the uses and purposes therein expressed.



/s/ Stephanie Later
Notary Public

Stephanie Later
Notary Public
Newtown Twp., Bucks County
Commonwealth of Pennsylvania
Commission Expires August 16, 2008